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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: December 1, 2000


                           Eastport Red's Incorporated
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                     ---------------------------------------
         (State or other jurisdiction of incorporation or organization)


          000-28409                                   84-1416078
        -------------                               --------------
   (Commission File Number)              (IRS Employer Identification Number)


                           3434 East 7800 South, #237
                           Salt Lake City, Utah 84121
                   ------------------------------------------
                    (Address of principal executive offices)


                                (801) 274-6415
                        --------------------------------
              (Registrant's telephone number, including area code)


                                Not Applicable
                   -----------------------------------------
             (Former name or address, if changed since last report)











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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
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     On December 1, 2000, by consent without a meeting of the board of directors of Eastport Red's Incorporated (the "Company"), the Company's board of directors adopted and approved an Asset Acquisition Agreement by and between the Company and Michael Linn ("Linn"), a Utah resident ("Asset Agreement").

     Pursuant to the Asset Agreement, and in consideration of the assets being acquired by the Company from Michael Linn, the Company's board authorized to issue to Michael Linn 18,000,000 shares of the Company's $0.001 par value common stock, which upon issuance, shall be duly authorized, validly issued, fully paid and non-assessable.

     The amount of shares to be issued as consideration for the assets was determined through negotiations between the Company and Mr. Linn.

     Further, pursuant to the Asset Agreement, a controlling shareholder of the Company, First Avenue, Ltd. agreed to cancel and return to the Company's treasury for no consideration, a total of 9,100,000 shares out of the 10,000,000 shares held. Ken Kurtz, the Company's president, is also a general partner of First Avenue, Ltd.

     The issuances and cancellations of the Company's stock as discussed herein will result in a change in control of the Registrant from First Avenue, Ltd. to Michael Linn. Michael Linn will become a controlling shareholder of the Company by owning 18,000,000 common stock shares, which will be approximately 90.5% of the Company's 19,900,000 common stock shares issued and outstanding. First Avenue, Ltd. will own 900,000 common stock shares, which will be approximately 4.52% of the Company's 19,900,000 common stock shares issued and outstanding.

     On December 5, 2000, the Board of Directors consented to the appointment of Mr. Michael Linn as the Company's president, secretary, treasurer and director, to serve until his successor is elected and qualified.

     Mr. Linn will not begin his term until after the expiration of the ten-day period which begins on the date of the filing of an Information Statement with the Securities and Exchange Commission ("SEC") pursuant to Rule 14f-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the date the Information Statement is mailed to the Company's stockholders, whichever is later. At that time Mr. Kurtz will resign all positions as an officer and director of the Company.

     The Company anticipates the changes in directors and officers to be effective December 20, 2000. Because of the change of the composition of the board there will be a change in control of the Company effective December 20, 2000.

     The following table sets forth information regarding the Company's proposed executive officers and directors of the Company whose positions shall become effective December 20, 2000. If any proposed director listed in the table below should become unavailable for any reason, which is not anticipated, the directors of the Board will vote for any substitute nominee or nominees who may be selected by Kurtz. The information below, regarding Mr. Michael Linn is based on information supplied to the Company by Linn.


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Proposed Executive Officers and Directors effective December 20, 2000
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NAME                AGE       POSITION
----                ---       --------

Michael Linn        32        President, Secretary, Treasurer and Director


     Michael Linn will become the Company's president, secretary, treasurer and director effective December 20, 2000. Mr. Linn has been employed as an apprentice machinist by Wolverine Machine in Salt Lake City, Utah since June 2000. From August 1999 to June 2000, Mr. Linn was a union member welder and connector for Western Construction Specialists in West Jordan, Utah. From March 1998 to August 1999, Linn was a lead carpenter for McCain Construction in West Valley, Utah. From October 1995 to March 1998, Linn was enrolled in the United States Army in Fort Bliss, Texas. Linn is not, nor has not been, an officer or director of any other publicly held company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.


Executive Compensation
-----------------------

     No executive officer of Eastport Red's Incorporated received any cash compensation of any form during the last three calender years ended December 31, 1999, 1998 or 1997.


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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     On December 1, 2000, the Company closed an Asset Acquisition Agreement with Michael Linn ("Linn").  See Item 1 above.

     The assets acquired by the Company from Linn consist primarily of shop tools and equipment and a partially completed 400hp racing car engine. For the purposes of the acquisition, the assets are valued at ?_______.

     The assets have been used by Linn for personal use and in his trade work as a machinist as well leisure time use for building and overhauling automotive engines.

     As a result of the Asset Acquisition, the Company anticipates changing its business plan from seeking out business opportunities to acquire, to building and overhauling car and truck engines. The Company is in the process of developing its business plan. Further disclosures about the Company's plan of operations is expected to be forthcoming in subsequent filings.






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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Any required Financial Statements will be filed with an amendment hereto within sixty (60) days.

     (b) Any required Pro Forma Financial Information will be filed with an amendment hereto within sixty (60) days.

     (c) Exhibits: Exhibits required to be attached by Item 601 of Regulation S-B are listed in the Index to Exhibits on page 5 of this report and are incorporated herein by this reference.



     Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 1, 2000


                                      Eastport Red's Incorporated


                                      By:
                                         --------------------------------
                                         Name:    Ken Kurtz
                                         Title:   President
















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                                INDEX TO EXHIBITS



SEC REF.  PAGE
N0.       NO.            DESCRIPTION
--------  --------       -----------------

2         6              Asset Acquisition Agreement dated December 1, 2000
                         between the Company and Michael Linn.

















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